SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 12, 2014

Charter Communications, Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation or organization)

001-33664	43-1857213
(Commission File Number)	(I.R.S. Employer Identification Number)

400 Atlantic Street
Stamford, Connecticut 06901
(Address of principal executive offices including zip code)

(203) 905-7801
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒ Written communications pursuant Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
Term G Loan Incremental Activation Notice

On September 12, 2014, Charter Communications Operating, LLC (“Charter Operating”), an indirect subsidiary of Charter Communications, Inc. (the “Company”), executed a Term G Loan Incremental Activation Notice (the “Notice”) under its existing Amended and Restated Credit Agreement, dated as of April 11, 2012, as further amended, restated, supplemented or otherwise modified from time to time (the “Credit Agreement”).

The Notice established a new tranche of Term G Loan commitments (the “Term G Loan”) in an aggregate principal amount of $3.5 billion that was fully drawn on September 12, 2014. The Term G Loan forms a portion of the incremental facilities commitments as announced by the Company on July 25, 2014 that will be used to fund the purchase of certain assets pursuant to the April 25, 2014 Transactions Agreement with Comcast Corporation (the “Transactions”). As described in more detail under “Escrow Credit Agreement” below, Charter Operating assigned all of its obligations with respect to the Term G Loan and transferred all of the proceeds from the Term G Loan to a newly-created subsidiary, CCO Safari, LLC (“CCO Safari”), which is considered a Non-Recourse Subsidiary under the Credit Agreement, and CCO Safari placed the funds in escrow pending the closing of the Transactions.

The maturity date of the Term G Loan is September 12, 2021. The Term G Loan will bear interest at the Eurodollar Rate plus 3.50% with a floor of 0.75%.

A copy of the Notice is filed herewith as Exhibit 10.1. The foregoing description of the Notice does not purport to be complete and is qualified in its entirety by reference to the full text of the Notice, which is filed as Exhibit 10.1 hereto and is incorporated by reference.

Amendment No. 4 to Credit Agreement

On September 12, 2014, Charter Operating also entered into Amendment No. 4 (the “Amendment”) to the Credit Agreement. The Amendment, among other things, amended the Credit Agreement to permit a Non-Recourse Subsidiary of Charter Operating to assume all obligations of Charter Operating with respect to the Term G Loan and any future incremental term loans with the consent of the Lenders holding such loans and to release the collateral consisting of equity interests provided by Charter Operating’s immediate parent company, CCO Holdings, LLC, under the Guarantee and Collateral Agreement that supports the Credit Agreement.
A copy of the Amendment is filed herewith as Exhibit 10.2. The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, which is filed as Exhibit 10.2 hereto and is incorporated by reference.

Escrow Credit Agreement

In connection with the Notice and Amendment, on September 12, 2014, CCO Safari, a subsidiary of Charter Operating, assumed all obligations of Charter Operating under the Term G Loan pursuant to the Escrow Credit Agreement between CCO Safari, as borrower, Bank of America, N.A., as administrative agent, and the lenders party thereto, as further amended, restated, supplemented or otherwise modified from time to time (the “Escrow Credit Agreement”). As required by the Escrow Credit Agreement, CCO Safari, Bank of America, N.A., and U.S. Bank, N.A., as escrow agent, entered into the Escrow Agreement dated September 12, 2014, as further amended, restated, supplemented or otherwise modified from time to time (the “Escrow Agreement”). Pursuant to the Escrow Agreement, CCO Safari is required to maintain an escrow account over which the administrative agent has a perfected first priority security interest on behalf of the lenders party to the Escrow Credit Agreement. The Escrow Credit Agreement, among other things, contains limited negative covenants prohibiting CCO Safari from engaging in any material activities other than performing its obligations under the Escrow Credit Agreement and Escrow Agreement or otherwise issuing other indebtedness pursuant to escrow arrangements similar to the Escrow Credit Agreement and Escrow Agreement.
Copies of the Escrow Credit Agreement and Escrow Agreement are filed herewith as Exhibits 10.3 and 10.4, respectively. The foregoing descriptions of the Escrow Credit Agreement and the Escrow Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of those documents that are filed hereto as Exhibits 10.3 and 10.4, respectively, that are each incorporated by reference.

ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.
The information under Item 1.01 above is incorporated herein by reference.

ITEM 8.01 OTHER EVENTS

For more details on the foregoing, see the press release announcing the Term G Loan closing.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit Number	Description

10.1*
Incremental Activation Notice, dated as of September 12, 2014 delivered by Charter Communications Operating, LLC, CCO Holdings, LLC, the subsidiary guarantors party thereto and each Term G Lender party thereto to Bank of America, N.A., as Administrative Agent under the Amended and Restated Credit Agreement, dated as of April 11, 2012.

10.2*
Amendment No. 4, dated as of September 12, 2014, to the Amended and Restated Credit Agreement dated as of April 11, 2012 between Charter Communications Operating, LLC, as borrower, CCO Holdings, LLC, as guarantor, and Bank of America, N.A., as administrative agent.

10.3*	Escrow Credit Agreement, dated as of September 12, 2014, between CCO Safari, LLC, as borrower, and Bank of America, N.A., as administrative agent, and the lenders party thereto.
10.4*	Escrow Agreement, dated as of September 12, 2014, between CCO Safari, LLC, as borrower, Bank of America, N.A., as administrative agent, and U.S. Bank, N.A., as escrow agent.
99.1	Press release dated September 12, 2014 announcing the Term G Loan closing (incorporated by reference to the Form 425 of Charter Communications, Inc. filed September 12, 2014 (File No. 001-33664)).

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* Filed herewith.

Important Information For Investors And Shareholders

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. In connection with the proposed transaction between Comcast Corporation (“Comcast”) and Charter Communications, Inc. (“Charter”), Charter will file with the Securities and Exchange Commission (“SEC”) a registration statement on Form S-4 that will include a proxy statement of Charter that also constitutes a prospectus of Charter, and a definitive proxy statement/prospectus will be mailed to shareholders of Charter. INVESTORS AND SECURITY HOLDERS OF COMCAST AND CHARTER ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders will be able to obtain free copies of the registration statement and the proxy statement/prospectus (when available) and other documents filed with the SEC by Comcast or Charter through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by Comcast are available free of charge on Comcast’s website at http://cmcsa.com or by contacting Comcast’s Investor Relations Department at 866-281-2100. Copies of the documents filed with the SEC by Charter will be available free of charge on Charter’s website at charter.com, in the “Investor and News Center” near the bottom of the page, or by contacting Charter’s Investor Relations Department at 203-905-7955.

In addition, in connection with the proposed transaction between Comcast and Time Warner Cable Inc. (“Time Warner Cable”), on May 23, 2014, July 24, 2014, August 14, 2014, August 25, 2014, September 3, 2014 and September 5, 2014 Comcast filed with the SEC amendments to the registration statement on Form S-4 that was originally filed on March 20, 2014, containing a preliminary joint proxy statement of Comcast and Time Warner Cable that also constitutes a preliminary prospectus of Comcast. The registration statement became effective on September 5, 2014. The joint proxy statement dated September 5, 2014 was first mailed to Comcast and Time Warner Cable shareholders on or about September 9, 2014. INVESTORS AND SECURITY HOLDERS OF COMCAST AND TIME WARNER CABLE ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders may obtain free copies of the registration statement and the joint proxy statement/prospectus and other documents filed with the SEC by Comcast or Time Warner Cable through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by Comcast are available free of charge on Comcast’s website at http://cmcsa.com or by contacting Comcast’s Investor Relations Department at 866-281-2100. Copies of the documents filed with the SEC by Time Warner Cable will be available free of charge on Time Warner Cable’s website at http://ir.timewarnercable.com or by contacting Time Warner Cable’s Investor Relations Department at 877-446-3689.

Shareholders of Comcast and Time Warner Cable are not being asked to vote on the proposed transaction between Comcast and Charter, and the proposed transaction between Comcast and Time Warner Cable is not contingent upon the proposed transaction between Comcast and Charter.

Comcast, Time Warner Cable, Charter and their respective directors and certain of their respective executive officers may be considered participants in the solicitation of proxies in connection with the proposed transaction between Comcast and Time Warner Cable, and Comcast, Charter and their respective directors and certain of their respective executive officers may be considered participants in the solicitation of proxies in connection with the proposed transaction between Comcast and Charter. Information about the directors and executive officers of Time Warner Cable is set forth in its Annual Report on Form 10-K for the year ended December 31, 2013, which was filed with the SEC on February 18, 2014, its proxy statement for its 2014 annual meeting of stockholders, which was filed with the SEC on April 29, 2014, and its Current Report on Form 8-K, which was filed with the SEC on June 13, 2014. Information about the directors and executive officers of Comcast is set forth in its Annual Report on Form 10-K for the year ended December 31, 2013, which was filed with the SEC on February 12, 2014, and its proxy statement for its 2014 annual meeting of stockholders, which was filed with the SEC on April 11, 2014. Information about the directors and executive officers of Charter is set forth in its Annual Report on Form 10-K for the year ended December 31, 2013, which was filed with the SEC on February 21, 2014, and its proxy statement for its 2014 annual meeting of stockholders, which was filed with the SEC on March 27, 2014, and its Current Report on Form 8-K, which was filed with the SEC on May 9, 2014. These documents can be obtained free of charge from the sources indicated above. Additional information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, are contained in the preliminary joint proxy statement/prospectus of Comcast and Time Warner Cable filed with the SEC and will be contained in the definitive joint proxy statement/prospectus of Comcast and Time Warner Cable and other relevant materials to be filed with the SEC when they become available, and will also be contained in the preliminary proxy statement/prospectus of Charter when it becomes available.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements in this communication regarding the proposed acquisition of Time Warner Cable by Comcast and the proposed transaction between Comcast and Charter, including any statements regarding the expected timetable for completing the transactions, benefits and synergies of the transactions, future opportunities for the respective companies and products, and any other statements regarding Comcast’s, Time Warner Cable’s and Charter’s future expectations, beliefs, plans, objectives, financial conditions, assumptions or future events or performance that are not historical facts are “forward-looking” statements made within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements are often, but not always, made through the use of words or phrases such as “may”, “believe,” “anticipate,” “could”, “should,” “intend,” “plan,” “will,” “expect(s),” “estimate(s),” “project(s),” “forecast(s)”, “positioned,” “strategy,” “outlook” and similar expressions. All such forward-looking statements involve estimates and assumptions that are subject to risks, uncertainties and other factors that could cause actual results to differ materially from the results expressed in the statements. Among the key factors that could cause actual results to differ materially from those projected in the forward-looking statements are the following: the timing to consummate the proposed transactions; the risk that a condition to closing either of the proposed transactions may not be satisfied; the risk that a regulatory approval that may be required for either of the proposed transactions is not obtained or is obtained subject to conditions that are not anticipated; the parties’ ability to achieve the synergies and value creation contemplated by the proposed transactions; the parties’ ability to promptly, efficiently and effectively integrate acquired operations into their own operations; and the diversion of management time on transaction-related issues. Additional information concerning these and other factors can be found in Comcast’s, Time Warner Cable’s and Charter’s respective filings with the SEC, including Comcast’s, Time Warner Cable’s and Charter’s most recent Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Comcast, Time Warner Cable and Charter assume no obligation to update any forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Charter Communications, Inc. has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

CHARTER COMMUNICATIONS, INC.,
Registrant

	By:	/s/ Kevin D. Howard
Kevin D. Howard
Senior Vice President - Finance, Controller and
Date: September 17, 2014		Chief Accounting Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1*
Incremental Activation Notice, dated as of September 12, 2014 delivered by Charter Communications Operating, LLC, CCO Holdings, LLC, the subsidiary guarantors party thereto and each Term G Lender party thereto to Bank of America, N.A., as Administrative Agent under the Amended and Restated Credit Agreement, dated as of April 11, 2012.

10.2*
Amendment No. 4, dated as of September 12, 2014, to the Amended and Restated Credit Agreement dated as of April 11, 2012 between Charter Communications Operating, LLC, as borrower, CCO Holdings, LLC, as guarantor, and Bank of America, N.A., as administrative agent.

10.3*	Escrow Credit Agreement, dated as of September 12, 2014, between CCO Safari, LLC, as borrower, and Bank of America, N.A., as administrative agent, and the lenders party thereto.
10.4*	Escrow Agreement, dated as of September 12, 2014, between CCO Safari, LLC, as borrower, Bank of America, N.A., as administrative agent, and U.S. Bank, N.A., as escrow agent.
99.1	Press release dated September 12, 2014 announcing the Term G Loan closing (incorporated by reference to the Form 425 of Charter Communications, Inc. filed September 12, 2014 (File No. 001-33664)).

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* Filed herewith.